LICENSES	9 Months Ended
Aug. 31, 2022
Licenses
LICENSES

7.	LICENSES

Four licenses were acquired during the year ended November 30, 2018 through the issuance of 888,000 common shares valued at $3,756,360. During the year ended November 30, 2020, the Company wrote-off one license with an unamortized balance of $250,581 and acquired one additional license for $15,426. During the year ended November 30, 2021, the Company wrote-off the remaining three licenses which had an unamortized balance of $705,555 as there was no expected future use and the recoverable amount was considered to be nominal.

During the nine months ended August 31, 2021, amortization, included in cost of sales, amounted to $nil (August 31, 2021 - $211,847).

The following table is a reconciliation of the licenses:

	August 31, 2022	November 30, 2021
		$
Balance, beginning of period	-	705,555
Amortization	-	(213,015)
Write-offs	-	(492,751)
Net exchange differences	-	211
Balance, end of period	-	-